Exhibit T3A.2.64

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

BUSINESS AMENDMENT	**ELECTRONICALLY FILED** FILING NUMBER: 0002084536 FILING DATE/TIME: 8/27/2015 1:26:00 PM EFFECTIVE DATE: 8/27/2015

BUSINESS INFORMATION
BUSINESS ID	0068836
BUSINESS NAME	RITE AID OF VERMONT, INC.
BUSINESS TYPE	Domestic Profit Corporation
BUSINESS DESCRIPTION	Any Legal Purpose
BUSINESS EMAIL	taxdept@riteaid.com
ORIGIN DATE	4/17/1974

The following Items were amended :

OFFICER/DIRECTOR INFORMATION
OFFICER/DIRECTOR NAME	OFFICER/DIRECTOR ADDRESS
Daniel Miller	30 Hunter Lane, Camp Hill, PA, 17011, USA
Ghislaine Lespinasse-Bond	30 Hunter Lane, Camp Hill, PA, 17011, USA
KENNETH C. BLACK	30 HUNTER LANE, CAMP HIll, PA, 17011, USA
Matthew Schroeder	30 Hunter Lane, Camp Hill, PA, 17011, USA
Michael Podgurski	30 Hunter Lane, Camp Hill, PA, 17011, USA
SUSAN LOWELL	30 HUNTER LANE, CAMP HIll, PA, 17011, USA

AUTHORIZER INFORMATION
AUTHORIZER SIGNATURE	Susan Lowell
AUTHORIZER TITLE	Vice President

Filed with the Vermont Secretary of State, Division of Corporations	Page 2 of 2

Filed with the Vermont Secretary of State, Division of Corporations	Page 10 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

**CHANGE**

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

FILING #0002064324 FILED 04/01/2015 08:52 AM ANNUAL REPORT

1. Client ID:	000073206
2. Business Name:	RITE AID OF VERMONT, INC.
3. Business ID:	0068836
4. Fiscal year end month:	March
5. Citizenship:	DOMESTIC/PROFIT
6. Fee:	$45.00
7. Principal Business Office Address:	30 HUNTER LANE CAMP HILLPA 17011 USA
8. Mailing Address:	30 HUNTER LANE, CAMP HILL PA 17011 USA
9. Date:	4/1/2015

eSignature:

10. Authorizer Name:	Susan Lowell
11. Authorizer Title:	Vice President

Filed with the Vermont Secretary of State, Division of Corporations	Page 11 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

FILING #0002064324 FILED 04/01/2015 08:52 AM ANNUAL REPORT

Principal(s):

Full Legal Name:	KENNETH C. BLACK
Title(s):	President
Business Address:	30 HUNTER LANE
CAMP HILL PA 17011 USA

Full Legal Name:	SUSAN LOWELL
Title(s):	Vice President
Business Address:	30 HUNTER LANE
CAMP HILL PA 17011 USA

Full Legal Name:	GERALD CARDINALE
Title(s):	Secretary
Business Address:	30 HUNTER LANE
CAMP HILL PA 17011

Full Legal Name:	Matthew Schroeder
Title(s):	Director
Business Address:	30 Hunter Lane
Camp Hill PA 17011 USA

Full Legal Name:	Michael Podgurski
Title(s):	Director
Business Address:	30 Hunter Lane
Camp Hill PA 17011 USA

Filed with the Vermont Secretary of State, Division of Corporations	Page 12 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

**CHANGE**

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

FILING #0001925432 FILED 04/10/2014 01:58 PM ANNUAL REPORT

1. Client ID:	000073206
2. Business Name:	RITE AID OF VERMONT, INC.
3. Business ID:	0068836
4. Fiscal year end month:	March
5. Citizenship:	DOMESTIC/PROFIT
6. Fee:	$45.00
7. Principal Business Office Address:	30 HUNTER LANE CAMP HILL PA 17011 USA
8. Mailing Address:	30 HUNTER LANE, CAMP HILL PA 17011 USA
9. Date:	4/10/2014

eSignature:

10. Authorizer Name:	Susan Lowell
11. Authorizer Title:	Vice President, Tax

Filed with the Vermont Secretary of State, Division of Corporations	Page 13 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

FILING #0001925432 FILED 04/10/2014 01:58 PM ANNUAL REPORT

Principal(s):

Full Legal Name:	KENNETH C. BLACK
Title(s):	President
Business Address:	30 HUNTER LANE
CAMP HILL PA 17011 USA

Full Legal Name:	SUSAN LOWELL
Title(s):	Vice President
Business Address:	30 HUNTER LANE
CAMP HILL PA 17011 USA

Full Legal Name:	GERALD CARDINALE
Title(s):	Secretary
Business Address:	30 HUNTER LANE
CAMP HILL PA 17011

Full Legal Name:	MATTHEW SCHROEDER
Title(s):	Treasurer
Business Address:	30 HUNTER LANE
CAMP HILL PA 17011

Full Legal Name:	MAUREEN D. ORZELL
Title(s):	Director
Business Address:	30 HUNTER LANE
CAMP HILL PA 17011

Full Legal Name:	STEVEN A. LAWSON
Title(s):	Director
Business Address:	30 HUNTER LANE
CAMP HILL PA 17011

Filed with the Vermont Secretary of State, Division of Corporations	Page 14 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

Filed with the Vermont Secretary of State, Division of Corporations	Page 15 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

**CHANGE**

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1101

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1101

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

FILING #0000948610 PG 1 OF 2 FILED 04/11/2013 11:04 AM ANNUAL REPORT

1. Client ID:	000073206
2. Name of Corporation:	RITE AID OF VERMONT, INC.
3. Business ID:	0068836
4. Fixed year ending in:	March, 2013
5. This Corporation is:	DOMESTIC/PROFIT
6. Fee is:	$35.00
7. Corporate Name:	RITE AID OF VERMONT, INC.
8. Mailing Address:	30 HUNTER LANE,
CAMP HILL, PA, 17011
9. Principal Business Office Address:	30 HUNTER LANE,
CAMP HILL, PA, 17011
10. Date:	04/11/2013

eSignature:

11. Authorizer Name:	SUSAN LOWELL
12. Authorizer Title:	VP

Filed with the Vermont Secretary of State, Division of Corporations	Page 16 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1101

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1101

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

FILING #0000948610 PG 2 OF 2 FILED 04/11/2013 11:04 AM ANNUAL REPORT

Principal(s):

1.	Full Legal Name:	GERALD CARDINALE
	Title(s):	Secretary
	Business Address:	30 HUNTER LANE,
CAMP HILL, PA, 17011

2.	Full Legal Name:	KENNETH BLACK
	Title(s):	President
	Business Address:	30 HUNTER LANE,
CAMP HILL, PA, 17011

3.	Full Legal Name:	MATTHEW SCHROEDER
	Title(s):	Treasurer
	Business Address:	30 HUNTER LANE,
CAMP HILL, PA, 17011

4.	Full Legal Name:	MAUREEN D. ORZELL
	Title(s):	Director
	Business Address:	30 HUNTER LANE,
CAMP HILL, PA, 17011

5.	Full Legal Name:	SUSAN LOWELL
	Title(s):	Vice President
	Business Address:	30 HUNTER LANE,
CAMP HILL, PA, 17011, UNITED STATES

6.	Full Legal Name:	STEVEN A. LAWSON
	Title(s):	Director
	Business Address:	30 HUNTER LANE,
CAMP HILL, PA, 17011

Filed with the Vermont Secretary of State, Division of Corporations	Page 17 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

ARTICLES OF ASSOCIATION

OF

RITE AID DISCOUNT CENTER OF BENNINGTON, INC.

The undersigned, being a natural person who has attained at least the age of majority and being a resident of the State of Vermont and acting as the incorporator for the purpose of organizing a corporation pursuant to the provisions of the Vermont Business Corporation Act, does hereby adopt the following articles of association and does hereby certify that:

FIRST: The name of the corporation (hereinafter called the corporation) is RITE AID DISCOUNT CENTER OF BENNINGTON, INC.

SECOND: The duration of the corporation shall be perpetual.

THIRD: The purposes for which the corporation is formed are as follows:

To operate retail stores for the sale of all general merchandise including but not limited to all items commonly sold in health and beauty aids stores.

To design, create, manufacture, contract for, buy, sell, import, export, distribute, job, and generally deal in and with, whether at wholesale or retail, and as principal, agent, broker, factor, commission merchant, licensor, licensee or otherwise, any and all kinds of goods, wares, and merchandise, and, in connection therewith or independent thereof, to construct, establish and maintain, by any manner or means, factories, mills, buying offices, distribution centers, specialty, and other shops, stores, mail-order establishments, concessions, leased departments, and any and all other departments, sites, and locations necessary, convenient or useful in the furtherance of any businesses of the corporation.

Filed with the Vermont Secretary of State, Division of Corporations	Page 69 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

To export from and import into the United States of America and its territories and possessions, and any and all foreign countries, as principal or agent, merchandise of every kind and nature, and co purchase, sell, and deal in and with, at wholesale and retail, merchandise of every kind and nature for exportation from, and importation into the United States, and to and from all countries foreign thereto, and for exportation from, and importation Into, any foreign country, to and from any other country foreign thereto, and to purchase and sell domestic and foreign merchandise in domestic markets and domestic and foreign merchandise in foreign markets, and to do a general foreign and domestic exporting and importing business.

To take, lease, purchase, or otherwise acquire, and to own, use, hold, sell, convey, exchange, lease, mortgage, clear, develop, redevelop, manage, operate, maintain, control, license the use of, publicize, advertise, promote, and generally deal in and with, whether as principal, agent, broker, or otherwise, real and personal property of all kinds, and, without limiting the generality of the foregoing, stores, shops, markets, supermarkets, departments, and merchandising facilities, shopping centers, recreational centers, discount centers, merchandising outlets of all kinds, parking areas, offices and establishments of all kinds, and to engage in the purchase, sale, lease and rental of equipment and fixtures for the same and for other enterprises, for itself or on behalf of others. To conduct a general real estate development, planning, operating, sales, brokerage, agency, management, advisory, promotional and publicity businesses in all its branches.

To carry on a general mercantile, Industrial, investing, and trading business in all its branches; to devise, invent, manufacture, fabricate, assemble, install, service, maintain, alter, buy, sell, import, export, license as licensor or licensee, lease as lessor or lessee, distribute, job, enter into, negotiate, execute, acquire, and assign contracts in respect of, acquire, receive, grant, and assign licensing arrangements, options, franchises, and other rights in respect of, and generally deal in and with, at wholesale and retail, as principal, and as sales, business, special, or general agent, representative, broker, factor, merchant, distributor, Jobber, advisor, and in any other lawful capacity, goods, wares, merchandise, commodities, and unimproved, improved, finished, processed, and other real, personal, and mixed property of any and all kinds, together with the components, resultants, and by-products thereof; to acquire by purchase or otherwise own, hold, lease, mortgage, sell, or otherwise dispose of, erect, construct, make, alter, enlarge, improve, and to aid or subscribe toward the construction, acquisition or improvement of any factories, shops, storehouses, buildings, and commercial and retail establishments of every character, including all equipment, fixtures, machinery, implements and supplies necessary, or incidental to, or connected with, any of the purposes or business of the corporation; and generally to perform any and all acts connected therewith or arising therefrom or incidental thereto, and all acts proper or necessary for the purpose of the business.

Filed with the Vermont Secretary of State, Division of Corporations	Page 70 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

To engage generally in the real estate business as principal, agent, broker, and in any lawful capacity, and generally to take, lease, purchase, or otherwise acquire, and to own, use, hold, sell, convey, exchange, lease, mortgage, work, clear, improve, develop, divide, and otherwise handle, manage, operate, deal in and dispose of real estate, real property, lands, multiple-dwelling structures, houses, buildings and other works and any interest or right therein; to take, lease, purchase or otherwise acquire, and to own, use, hold, sell, convey, exchange, hire, lease, pledge, mortgage, and otherwise handle, and deal in and dispose of, as principal, agent, broker, and in any lawful capacity, such personal property, chattels, chattels real, rights, easements, privileges, choses in action, notes, bonds, mortgages, and securities as may lawfully be acquired, held, or disposed of; and to acquire, purchase, sell, assign, transfer, dispose of, and generall deal in and with, as principal, agent, broker, and in any lawful capacity, mortgages and other interests in real, personal, and mixed properties; to carry on a general construction, contracting, building, and realty management business as principal, agent, representative, contractor, subcontractor, and in any other lawful capacity.

Filed with the Vermont Secretary of State, Division of Corporations	Page 71 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

To apply for, register, obtain, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, develop, enjoy, turn to account, grant licenses and immunities in respect of, manufacture under and to introduce, sell, assign, mortgage, pledge or otherwise dispose of, and, in any manner deal with and contract with reference to:

(a) inventions, devices, formulae, processes and any improvements and modifications thereof;

(b) letters patent, patent rights, patented processes, copyrights, designs, and similar rights, trade-marks, trade symbols and other indications of origin and ownership granted by or recognized under the laws of the United States of America or of any state or subdivision thereof, or of any foreign country or subdivision thereof, and all rights connected therewith or appertaining thereunto;

(c) franchises, licenses, grants and concessions.

To have all of the powers conferred upon corporations organized under the Vermont Business Corporation Act.

FOURTH: The aggregate number of shares which the corporation shall have authority to issue is five hundred, all of which are of a par value of ten dollars each and are of the same class and are to be Common shares.

FIFTH: No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

Filed with the Vermont Secretary of State, Division of Corporations	Page 72 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

SIXTH: 1. In lieu of setting forth provisions in these Articles of Association in respect of restrictions on the transfer of shares of the corporation, such provisions may be set forth in the By-Laws of the corporation or in a written agreement or written agreements of the parties involved.

2. Whenever the corporation shall be engaged in the business of exploiting natural resources, dividends may be declared and paid in cash out of the depletion reserves at the discretion of the Board of Directors and in conformity with the provisions of the Vermont Business Corporation Act.

3. The Board of Directors of the corporation may, from time to time, and in conformity with the provisions of the Vermont Business Corporation Act, distribute to its shareholders out of capital surplus of the corporation a portion of its assets in cash or property.

4. In addition to the authority otherwise conferred by the Vermont Business Corporation Act, the corporation may purchase its own shares out of unreserved and unrestricted capital surplus available therefor to the extent permitted by, and in conformity with, the provisions of said Act.

5. The corporation shall, to the fullest extent permitted by the Vermont Business Corporation Act, as the same be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Act from and against any and all expenses or other matters referred to or covered by said Act, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any other provisions of the Articles of Association or under any By-Laws or resolution adopted after notice by the shareholders entitled to vote.

6. One or more or all of the directors may be removed for cause or without cause by the affirmative vote of the holders of a majority of the shares entitled to vote represented at a meeting at which a quorum is present. The Board of Directors shall have the power to suspend directors pending a final determination that cause exists for removal.

Filed with the Vermont Secretary of State, Division of Corporations	Page 73 of 74

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

VERMONT SECRETARY OF STATE

Corporations Division

MAILING ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

DELIVERY ADDRESS: Vermont Secretary of State, 128 State Street, Montpelier, VT 05633-1104

PHONE: 802-828-2386              WEBSITE: www.sec.state.vt.us

SEVENTH: The address of the initial registered office of the corporation in the State of Vermont is 33 Clarendon Avenue, c/o The Prentice-Hall Corporation System, Inc., Montpelier 05602, County of Washington; and the name of the initial registered agent of the corporation at such address is The Prentice-Hall Corporation System, Inc.

EIGHTH: The number of directors constituting the initial Board of Directors of the corporation is three.

The name and the address of each of the persons who are to serve as directors of the corporation until the first annual meeting of shareholders or until their successors be elected and qualify, are as follows:

NAME	ADDRESS

Alex Grass	1611 Baldwin Lane, Harrisburg, Pa. 17104
Lewis E. Lehrman	R.D. 1, Mechanicsburg, Pa. 17055
David Sommer	1504 Monfort Drive, Harrisburg, Pa. 17110

NINTH: The name and address of the incorporator are as follows:

NAME	ADDRESS

Olga S. Wackerman	33 Clarendon Avenue, Montpelier, Vermont 05602

Signed in duplicate on April 17, 1974.

/s/ Olga S. Wackerman
Olga S. Wackerman, Incorporator

Filed with the Vermont Secretary of State, Division of Corporations	Page 74 of 74